Form N-SAR, Sub-Item 77C
Submission of matters to a vote of security holders


Nuveen New York Quality Income
Municipal Fund, Inc.
811-6424

A special meeting of shareholders was held in the offices of Nuveen Investments on May 15, 2009, and was subsequently adjourned to June 17, 2009, July
24, 2009, July 31, 2009 and additionally adjourned to
August 14, 2009; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment
Policies.

Voting results for the elimination of and approval of new Fundamental Investment Policies are as follows:
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

Common and MuniPreferred shares
 voting together as a class

MuniPreferred shares voting
together as a class

To approve the elimination of the
fundamental policy relating to
commodities.


   For
                   12,167,236
                    3,810
   Against
                     1,480,969
                       426
   Abstain
                        615,244
                         29
   Broker Non-Votes
                     3,613,161
                          -
      Total
                   17,876,610
                    4,265



To approve the new fundamental
policy relating to commodities.


   For
                   12,140,325
                    3,810
   Against
                     1,474,751
                       426
   Abstain
                        648,373
                         29
   Broker Non-Votes
                     3,613,161
                          -
      Total
                   17,876,610
                    4,265



To approve the elimination of the
 fundamental policies relating to
 short sales.


   For
                   12,209,098
                    3,808
   Against
                     1,428,376
                       430
   Abstain
                        625,975
                         27
   Broker Non-Votes
                     3,613,161
                          -
      Total
                   17,876,610
                    4,265



To approve the elimination of the
 Fund s fundamental policy
relating to derivatives.


   For
                   12,229,867
                    3,808
   Against
                     1,439,868
                       430
   Abstain
                        593,714
                         27
   Broker Non-Votes
                     3,613,161
                          -
      Total
                   17,876,610
                    4,265
To approve the elimination of the
 fundamental policies prohibiting
 investment in other investment
companies.


   For
                   12,297,670
                    3,810
   Against
                     1,362,519
                       428
   Abstain
                        603,260
                         27
   Broker Non-Votes
                     3,613,161
                          -
      Total
                   17,876,610
                    4,265



To approve the elimination of the
Fund s fundamental policy
relating to investment in
municipal bonds rated within the
four highest grades.



   For
                   12,191,626
                    3,841
   Against
                     1,440,296
                       397
   Abstain
                        631,527
                         27
   Broker Non-Votes
                     3,613,161
                          -
      Total
                   17,876,610
                    4,265



To approve the elimination of the
 Fund s fundamental policy
relating to tax-exempt securities
covered by insurance or backed
by an escrow or trust.



   For
                   12,251,599
                    3,845
   Against
                     1,372,248
                       395
   Abstain
                        639,602
                         25
   Broker Non-Votes
                     3,613,161
                          -
      Total
                   17,876,610
                    4,265



To approve the new fundamental
policy relating to tax-exempt
securities.



   For
                   12,316,282
                    3,844
   Against
                     1,246,172
                       393
   Abstain
                        700,995
                         28
   Broker Non-Votes
                     3,613,161

      Total
                   17,876,610
                    4,265





Proxy materials are herein incorporated by reference to the SEC filing on April 2, 2009, under Conformed Submission Type DEF 14A, accession number 0000950137-09-002528.